Exhibit 10.2

June 30, 2017

Vince, LLC

500 Fifth Avenue, 20th Floor

New York, NY 10110

Attention:  David Stefko, Executive Vice President, Chief Financial Officer

Ladies and Gentlemen:

Reference is made to (i) that certain Credit Agreement, dated as of November 27, 2013 (as in effect as of the date hereof, and as may from time to time be further amended, restated, supplemented or modified, the “Credit Agreement”), among VINCE, LLC, a Delaware limited liability company (“Vince”) and Vince Intermediate Holding, LLC, a Delaware limited liability company (together with Vince, each and collectively, “Borrower”), the Guarantors party thereto, BANK OF AMERICA, N.A., as administrative agent (in such capacity, including any successor thereto, “Agent”) under the Loan Documents, and each lender party thereto (collectively, “Lenders” and individually, each a “Lender”) and (ii) that certain First Amendment to Credit Agreement, dated as of June 30, 2017 (the “First Amendment”) among Borrower, the Guarantors party thereto, the Agent, the Lenders constituting Required Lenders, and the other Lenders party thereto.  All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

By their signatures below, Borrower, Guarantor, Agent, and Lenders constituting Required Lenders hereby agree as follows:

Agent and Lenders hereby waive the Loan Parties’ obligation to comply with the financial covenant set forth in Section 7.1 of the Credit Agreement for the fiscal quarter ending on or around July 31, 2017 (this “Waiver”); provided, (a) no Default or Event of Default (other than the Default and Event of Default waived pursuant to this Waiver) shall occur and be continuing, (b) the Loan Parties shall not take any action prohibited under the Loan Documents during the existence of a Default or Event of Default, (c) the First Amendment shall have been executed by Borrower, the Guarantors party thereto, the Agent, the Lenders constituting Required Lenders, and the other Lenders party thereto, and delivered to the Agent subject to automatic effectiveness upon satisfaction of the conditions set forth in Sections 5(b)-(f) of the First Amendment (the “Outstanding First Amendment Conditions”), (d) the Outstanding First Amendment Conditions shall be satisfied and the First Amendment shall become effective on or prior to August 15, 2017 (the “Amendment Deadline”), provided, such Amendment Deadline shall automatically be extended to September 29, 2017, in the event the registration statement with respect to the rights offering referenced in Section 5(c) of the First Amendment is reviewed by the SEC, (e) Borrower shall not have rescinded or terminated, and shall diligently pursue the completion of, the rights offering referenced in Section 5(c) of the First Amendment and (f) no payment shall be made under the Tax Receivable Agreement prior to the payment of the first Increased Amortization Payment (as defined in the First Amendment) or prior to the date such payment is due under the terms of the Tax Receivable Agreement as in effect on the date hereof (each of the conditions set forth in clauses (a)-(f), a “Waiver Condition”).  The failure of any Waiver Condition to be satisfied shall constitute an Event of Default.

The foregoing Waiver shall not become effective unless and until the Agent shall have received duly executed signature pages to this letter from the Loan Parties, the Required Lenders, and the Agent.

This letter agreement shall constitute a Loan Document for all purposes. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect in accordance with their terms and hereby are ratified and confirmed by each of the Guarantors and the Borrower in all respects.

This letter agreement may not be amended or any provision hereof waived or modified except by an instrument in writing signed by each of the parties hereto. THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  This letter agreement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement.  Delivery of an executed counterpart of a signature page of this letter agreement by facsimile or other electronic transmission (via PDF or other format) shall be effective as delivery of a manually executed counterpart of this letter agreement.

If the foregoing correctly sets forth our understanding, please indicate your acceptance of the terms hereof by returning to us an executed counterpart hereof, whereupon this letter agreement shall become a binding agreement between us.

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Very truly yours,

BANK OF AMERICA, N.A., as Agent

By: /s/ Christine Trotter

Name: Christine Trotter

Title: Assistant Vice President

[Signature Page to Term Loan Side Letter]

ACKNOWLEDGED AND AGREED:

VINCE, LLC, as a Borrower

By: /s/ Brendan Hoffman

Name:Brendan Hoffman

Title:  President & Chief Executive Officer

VINCE INTERMEDIATE HOLDING, LLC, as a Borrower

By: /s/ Brendan Hoffman

Name:Brendan Hoffman

Title:  President & Chief Executive Officer

VINCE HOLDING CORP., as a Guarantor

By:  /s/ Brendan Hoffman

Name:Brendan Hoffman

Title: President & Chief Executive Officer

[Signature pages of Lenders omitted and on file with the registrant]

Signature Page to Term Loan Side Letter